Exhibit 99.5


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
February 28, 1998

Scheduled Maturity                                                 9/15/99


Coupon                                                    5.8375%


Excess Protection Level
   3 Month Average  5.43%
      February, 1998  5.55%
      January, 1998  5.53%
      December, 1997  5.22%



Cash Yield                                              17.68%


Investor Charge Offs                                    4.88%


Base Rate                                               7.25%


Over 35 Day Delinquency                                 5.52%


Seller's Interest                                       27.12%


Total Payment Rate                                      10.29%


Total Principal Balance                                $5,493,913,881.70


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $1,489,747,215.06